UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(D)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2004

Offshore Logistics, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 001-31617

Delaware	72-0679819
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification Number)
224 Rue de Jean
Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

        Registrant’s telephone number, including area code: (337) 233-1221

Not applicable

        (Former name, former address and former fiscal year, if changed since last report)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 21, 2004, Offshore Logistics, Inc. (the “Registrant”) issued a press release announcing the appointment of William E. Chiles as President and CEO effective July 15, 2004. The information regarding this press release is being furnished to the SEC pursuant to Item 5 of Form 8-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated June 21, 2004

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 5 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 5 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2004

OFFSHORE LOGISTICS, INC. (Registrant) /s/ H. Eddy Dupuis —————————————— H. Eddy Dupuis Chief Financial Officer